UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 9, 2026
_______________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
14221 N. Dallas Parkway, Suite 1100,
Dallas, Texas 75254-2957
(Address of Principal Executive Offices, and Zip Code)
(214) 631-4420
Registrant's Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRN	New York Stock Exchange
NYSE Texas
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On April 9, 2026, Trinity Industries Leasing Company (“TILC”), a wholly-owned direct subsidiary of Trinity Industries, Inc. (“Trinity” or the “Company”), entered into a Contribution Agreement (the “Contribution Agreement”) with TRIP Rail Holdings LLC (“TRIP Holdings”), Triumph Rail Holdings LLC (“Triumph Holdings”), NP SPE Holdings LP (“NP SPE”), and Napier Park Rail Evergreen Fund GP LLC. Pursuant to the Contribution Agreement, TILC contributed (i) a 42.56% membership interest in TRIP Holdings, and (ii) a 0.2% interest in Triumph Holdings, to NP SPE in exchange for a 11.2% limited partnership interest in NP SPE.
As a result of these transactions, TILC no longer has any direct ownership interest in TRIP Holdings or Triumph Holdings, and TRIP Holdings and its subsidiaries will no longer be consolidated in the financial statements of Trinity.
A copy of the Contribution Agreement is attached as Exhibit 10.1 and is incorporated by reference. The description of the Contribution Agreement contained herein does not purport to be complete and is qualified in its entirety by the full text of the exhibit.

Item 9.01 Financial Statements and Exhibits.

(a) - (c) Not applicable.

(d) Exhibits:

NO.	DESCRIPTION
10.1
Contribution Agreement dated April 9, 2026, by and among Trinity Industries Leasing Company, TRIP Rail Holdings LLC, Triumph Rail Holdings LLC, NP SPE Holdings LP, and Napier Park Rail Evergreen Fund GP LLC

101.SCH	Inline XBRL Taxonomy Extension Schema Document (filed electronically herewith).
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document (filed electronically herewith).
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document (filed electronically herewith).
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

April 15, 2026	By:	/s/ Eric R. Marchetto
Name: Eric R. Marchetto
Title: Executive Vice President and Chief Financial Officer